Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	September 30, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 122.8% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 3.3%
Azure Midstream Energy LLC 12.000% (LIBOR03M + 11.000%) due 03/31/2023 «~	$9,246	$9,448
GIP Blue Holding TBD% due 09/29/2028 «	1,800	1,804
Intelsat Jackson Holdings S.A. 3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ	150	149
Medline Industries, Inc. TBD% due 08/04/2022 «	4,000	3,950
Rosefield Pipeline Co. LLC 13.000% (LIBOR03M + 11.000%) due 08/22/2023 «~	5,543	5,427

Total Loan Participations and Assignments (Cost $20,565)		20,778

CORPORATE BONDS & NOTES 14.3%
BANKING & FINANCE 0.3%
Curo Group Holdings Corp. 7.500% due 08/01/2028	1,000	1,011
Midcap Financial Issuer Trust 5.625% due 01/15/2030	1,000	992

		2,003

INDUSTRIALS 7.6%
Ascent Resources Utica Holdings LLC 8.250% due 12/31/2028	3,100	3,384
Chesapeake Energy Corp.
5.500% due 02/01/2026	2,600	2,720
5.875% due 02/01/2029	3,450	3,690
Comstock Resources, Inc. 6.750% due 03/01/2029	4,700	5,082
Devon Energy Corp. 5.600% due 07/15/2041	2,000	2,496
Encino Acquisition Partners Holdings LLC 8.500% due 05/01/2028	2,000	2,048
EnLink Midstream LLC 5.625% due 01/15/2028	1,600	1,706
EnLink Midstream Partners LP 4.850% due 07/15/2026 (g)	1,830	1,924
EQM Midstream Partners LP
4.500% due 01/15/2029 (g)	1,800	1,870
6.500% due 07/15/2048 (g)	1,900	2,165
Hess Midstream Operations LP 4.250% due 02/15/2030 (g)	2,500	2,531
Intelsat Jackson Holdings S.A. 8.500% due 10/15/2024 ^(b)	2,200	1,258
MPH Acquisition Holdings LLC 5.750% due 11/01/2028	3,000	2,830
Northriver Midstream Finance LP 5.625% due 02/15/2026	4,000	4,168
Renewable Energy Group, Inc. 5.875% due 06/01/2028	1,500	1,553
Rockcliff Energy LLC 5.500% due 10/15/2029 (a)	3,550	3,608
Sunoco LP 4.500% due 05/15/2029 (f)	3,000	3,047
Transocean Guardian Ltd. 5.875% due 01/15/2024	2,050	2,042

		48,122

UTILITIES 6.4%
Antero Midstream Partners LP 7.875% due 05/15/2026 (g)	3,800	4,162
Archrock Partners LP 6.250% due 04/01/2028	2,400	2,485
Crestwood Midstream Partners LP 6.000% due 02/01/2029	2,450	2,567
CrownRock LP 5.000% due 05/01/2029	2,100	2,195
Endeavor Energy Resources LP 5.500% due 01/30/2026	5,900	6,154

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Enviva Partners LP 6.500% due 01/15/2026 (f)(k)	6,000	6,214
Genesis Energy LP 8.000% due 01/15/2027 (f)(k)	5,800	5,880
Peru LNG SRL 5.375% due 03/22/2030	2,450	1,989
Talen Energy Supply LLC 6.625% due 01/15/2028	2,400	2,230
Tallgrass Energy Partners LP 6.000% due 12/31/2030 (g)	4,000	4,104
Transocean Poseidon Ltd. 6.875% due 02/01/2027	2,950	2,940

		40,920

Total Corporate Bonds & Notes (Cost $90,513)		91,045

U.S. TREASURY OBLIGATIONS 20.6%
U.S. Treasury Notes
0.250% due 10/31/2025 (k)	134,000	130,959

Total U.S. Treasury Obligations (Cost $132,882)		130,959

	SHARES
COMMON STOCKS 44.8%
ENERGY 43.4%
Antero Midstream Corp.	293,000	3,053
Cheniere Energy, Inc. (c)	253,000	24,711
Chesapeake Energy Corp.	84,050	5,177
Devon Energy Corp.	114,100	4,052
Diamondback Energy, Inc.	37,450	3,545
Enbridge, Inc.	390,000	15,537
EnLink Midstream LLC	1,215,000	8,286
EQT Corp. (c)	220,050	4,502
Equitrans Midstream Corp.	1,053,420	10,682
Hess Midstream LP 'A' (g)	717,949	20,253
Kinder Morgan, Inc.	614,320	10,278
ONEOK, Inc.	388,000	22,500
Pembina Pipeline Corp.	285,700	9,056
Pioneer Natural Resources Co.	49,000	8,159
Plains GP Holdings LP 'A' (h)	1,869,000	20,138
Range Resources Corp. (c)	326,000	7,377
Rattler Midstream LP (h)	232,000	2,724
RMGB Renew Power Pipe «(c)(i)	700,000	7,140
Targa Resources Corp.	487,000	23,965
TC Energy Corp.	303,462	14,605
Tourmaline Oil Corp.	128,000	4,472
Venture Global LNG, Inc.'C' «(c)(i)	2,885	22,994
Williams Cos., Inc.	864,900	22,436

		275,642

UTILITIES 1.4%
NextEra Energy Partners LP (h)	77,000	5,803
Orsted A/S	22,300	2,948

		8,751

Total Common Stocks (Cost $205,489)		284,393

MASTER LIMITED PARTNERSHIPS 19.4%
ENERGY 19.4%
Cheniere Energy Partners LP	90,600	3,685
Crestwood Equity Partners LP	326,342	9,262
DCP Midstream LP	544,094	15,360
Energy Transfer LP	1,644,000	15,749
Enterprise Products Partners LP	149,000	3,224
MPLX LP	447,000	12,726
Magellan Midstream Partners LP	283,000	12,899
NuStar Energy LP	390,000	6,139
Phillips 66 Partners LP	163,000	5,843
Plains All American Pipeline LP	186,000	1,892
Western Midstream Partners LP	786,450	16,484
Genesis Energy LP	622,000	6,201
Holly Energy Partners LP	142,470	2,611
Sunoco LP	302,000	11,271

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

Total Master Limited Partnerships (Cost $114,794)		123,346

PREFERRED SECURITIES 5.0%
INDUSTRIALS 5.0%
Rivian Automotive, Inc. «(i)	608,688	31,865

Total Preferred Securities (Cost $9,429)		31,865

REAL ESTATE INVESTMENT TRUSTS 2.2%
REAL ESTATE 2.2%
Agree Realty Corp.	20,800	1,378
American Campus Communities, Inc.	20,600	998
CoreSite Realty Corp.	9,500	1,316
Gaming and Leisure Properties, Inc.	26,100	1,209
Healthcare Realty Trust, Inc.	32,400	965
Healthcare Trust of America, Inc. 'A'	34,800	1,032
MGM Growth Properties LLC	33,900	1,298
Omega Healthcare Investors, Inc.	26,600	797
Physicians Realty Trust	40,100	707
VICI Properties, Inc.	152,310	4,327

Total Real Estate Investment Trusts (Cost $14,543)		14,027

SHORT-TERM INSTRUMENTS 13.2%
REPURCHASE AGREEMENTS (j) 2.4%		15,085

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 7.0%
0.047% due 11/18/2021 - 03/31/2022 (d)(e)(m)(o)	44,658	44,649

U.S. TREASURY CASH MANAGEMENT BILLS 3.8%
0.042% due 01/04/2022 - 01/25/2022 (d)(e)	23,900	23,898

Total Short-Term Instruments (Cost $83,631)		83,632

Total Investments in Securities (Cost $671,846)		780,045

Total Investments 122.8% (Cost $671,846)		$780,045
Financial Derivative Instruments (l)(n) 3.1%(Cost or Premiums, net $(139))		19,920
Other Assets and Liabilities, net (25.9)%		(164,906)

Net Assets 100.0%		$635,059

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(g)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(h)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(i)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

RMGB Renew Power Pipe	02/24/2021	$7,000	$7,140	1.12%
Rivian Automotive, Inc.	07/10/2020	9,429	31,865	5.02
Venture Global LNG, Inc.'C'	06/27/2019	15,002	22,994	3.62

$31,431	$61,999	9.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	0.000%	09/30/2021	10/01/2021	$2,185	U.S. Treasury Notes 1.625% due 12/15/2022	$(2,229)	$2,185	$2,185
MBC	0.040	09/30/2021	10/01/2021	12,900	U.S. Treasury Notes 1.625% due 05/15/2026	(13,323)	12,900	12,900

Total Repurchase Agreements	$(15,552)	$15,085	$15,085

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

CIB	0.070%	08/03/2021	10/05/2021	$(61,896)	$(61,903)
DEU	0.070	09/30/2021	10/01/2021	(53,958)	(53,958)
SOG	0.370	09/21/2021	10/22/2021	(10,391)	(10,392)

Total Reverse Repurchase Agreements	$(126,253)

(k)	Securities with an aggregate market value of $127,220 and cash of $460 have been pledged as collateral under the terms of master agreements as of September 30, 2021.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(130,131) at a weighted average interest rate of 0.077%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

California Carbon Allowance Future Vintage December Futures	12/2021	240	$6,578	$1,744	$38	$0
California Carbon Allowance Vintage December Futures	12/2022	223	6,369	1,370	40	0
Natural Gas April Futures	03/2022	30	1,309	474	187	0
Natural Gas August Futures	07/2022	30	1,114	251	125	0
Natural Gas December Futures	11/2021	57	4,821	1,090	922	0
Natural Gas July Futures	06/2022	30	1,117	255	129	0
Natural Gas June Futures	05/2022	30	1,086	251	129	0
Natural Gas May Futures	04/2022	30	1,138	275	136	0
Natural Gas May Futures	04/2022	251	9,598	2,396	236	0
Natural Gas September Futures	08/2022	30	1,086	251	122	0

$8,357	$2,064	$0

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Natural Gas April Futures	03/2022	251	$(10,030)	$(3,080)	$0	$(276)
Natural Gas February Futures	01/2022	51	(3,881)	(1,573)	0	(757)
Natural Gas January Futures	12/2021	51	(4,307)	(1,752)	0	(831)
Natural Gas March Futures	02/2022	51	(4,058)	(1,506)	0	(805)

$(7,911)	$0	$(2,669)

Total Futures Contracts	$446	$2,064	$(2,669)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day USD-SOFR Compounded-OIS	0.230%	Annual	11/19/2025	$130,300	$426	$1,904	$2,330	$0	$(112)

Total Swap Agreements	$426	$1,904	$2,330	$0	$(112)

(m)

Securities with an aggregate market value of $700 and cash of $3,768 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2021	$703	DKK	4,465	$0	$(7)
11/2021	CAD	3,107	$2,474	21	0
11/2021	EUR	1,136	1,345	28	0
11/2021	$3,196	CAD	4,051	2	0
11/2021	6,084	EUR	5,160	0	(102)
04/2022	DKK	4,448	$703	7	0
07/2022	EUR	3,990	4,912	264	0
07/2022	$402	EUR	330	0	(18)
BPS	10/2021	CAD	11,730	$9,250	0	(11)
11/2021	58,216	46,519	560	0
11/2021	EUR	92	108	2	0
07/2022	$767	EUR	634	0	(27)
CBK	10/2021	323	DKK	2,051	0	(3)
11/2021	EUR	6,338	$7,455	107	0
11/2021	GBP	137	190	5	0
11/2021	$3,090	EUR	2,618	0	(55)
04/2022	DKK	2,043	$323	3	0
GLM	07/2022	$3,207	EUR	2,621	0	(153)
HUS	11/2021	EUR	127	$149	2	0
11/2021	$299	EUR	255	0	(4)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

07/2022	EUR	2,093	$2,595	157	0
07/2022	$1,862	EUR	1,534	0	(75)
JPM	10/2021	DKK	5,408	$870	27	0
11/2021	$193	EUR	165	0	(2)
07/2022	EUR	154	$183	4	0
MYI	10/2021	DKK	6,411	1,031	33	0
10/2021	$2,097	DKK	13,335	0	(20)
04/2022	DKK	13,285	$2,097	20	0
RBC	11/2021	$205	CAD	260	0	0
07/2022	EUR	2,633	$3,105	37	0
07/2022	GBP	82	113	2	0
SOG	10/2021	DKK	7,630	1,228	39	0
SSB	07/2022	$1,142	EUR	963	0	(20)
UAG	11/2021	EUR	537	$631	9	0

Total Forward Foreign Currency Contracts	$1,329	$(497)

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUNDS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

BRC	Call - OTC Alerian MLP	$34.300	10/07/2021	184	$(66)	$(25)
Call - OTC Alerian MLP	34.550	10/12/2021	90	(33)	(17)
Call - OTC Alerian MLP	34.400	10/14/2021	91	(25)	(24)
Call - OTC Alerian MLP	35.050	10/28/2021	89	(29)	(29)
CBK	Call - OTC Alerian MLP	35.110	10/25/2021	89	(27)	(24)

Total Written Options	$(180)	$(119)

SWAP AGREEMENTS:
COMMODITY FORWARD SWAPS
Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Receive	EURMARGIN 4Q21	$5.300	Maturity	12/31/2021	900	$0	$2	$2	$0
Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	2,550	(7)	11	4	0
JPM	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	4,200	(12)	18	6	0
Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	1,260	(4)	4	0	0
MAC	Receive	EURMARGIN 4Q21	5.300	Maturity	12/31/2021	900	0	2	2	0
Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	60,000	(362)	537	175	0
MYC	Receive	EURMARGIN CAL21	3.000	Maturity	12/31/2021	4,500	0	22	22	0
Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	2,550	0	11	11	0
Receive	EURMARGIN CAL21	3.470	Maturity	12/31/2021	4,200	0	18	18	0
Receive	TTFNBP V1-H2	GBP	4.050	Maturity	03/31/2022	2,548,000	0	(122)	0	(122)
Pay	TTFNBP V21	0.350	Maturity	10/31/2021	434,000	0	30	30	0

$(385)	$533	$270	$(122)

TOTAL RETURN SWAPS ON EQUITY INDICES
Swap Agreements, at Value
Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	AMNAX Index	9,879	0.737% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	$3,701	$0	$1,925	$1,925	$0
Receive	AMNAX Index	51,024	0.784% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	26,827	0	2,340	2,340	0
CBK	Receive	AMZX Index	17,087	0.434% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/13/2021	15,591	0	3,713	3,713	0
Receive	AMZX Index	16,200	0.557% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/22/2022	18,985	0	(677)	0	(677)

$0	$7,301	$7,978	$(677)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES
										Swap Agreements, at Value
Counterparty	Pay/Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Omega Healthcare Investors, Inc.	27,300	0.083% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	$1,022	$0	$(187)	$0	$(187)
	Receive	Crestwood Equity Partners LP	91,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	2,654	0	526	526	0
	Receive	DCP Midstream LP	139,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	2,908	0	1,112	1,112	0
	Receive	Enable Midstream Partners LP	89,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	528	0	237	237	0
	Receive	Energy Transfer LP	1,067,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	7,288	0	3,229	3,229	0
	Receive	Enterprise Products Partners LP	702,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	15,044	0	717	717	0
	Receive	MPLX LP	412,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	9,867	0	2,388	2,388	0
	Receive	Phillips 66 Partners LP	194,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	4,877	0	2,397	2,397	0
	Receive	Plains All American Pipeline LP	559,000	0.634% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/10/2022	4,690	0	1,177	1,177	0
	Receive	Western Gas Partners LP	149,000	0.634% (1-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	03/10/2022	2,473	0	734	734	0
BRC	Receive	DCP Midstream LP	22,000	0.735% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	499	0	144	144	0
FAR	Receive	Crestwood Equity Partners LP	73,000	0.454% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	2,351	0	(237)	0	(237)
	Receive	Crestwood Equity Partners LP	30,000	0.534% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,292	0	(54)	0	(54)
	Receive	DCP Midstream LP	82,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	2,466	0	(123)	0	(123)
	Receive	Enable Midstream Partners LP	118,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,119	0	(143)	0	(143)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

	Receive	Energy Transfer LP	1,030,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	11,381	0	(1,377)	0	(1,377)
	Receive	Enterprise Products Partners LP	670,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	16,783	0	(2,012)	0	(2,012)
	Receive	MPLX LP	318,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	9,600	0	(345)	0	(345)
	Receive	NuStar Energy LP	50,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,029	0	(224)	0	(224)
	Receive	Phillips 66 Partners LP	103,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	4,220	0	(444)	0	(444)
	Receive	Plains All American Pipeline LP	152,000	0.564% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,841	0	(271)	0	(271)
	Receive	Western Gas Partners LP	216,550	0.514% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	4,911	0	(311)	0	(311)
GST	Receive	Crestwood Equity Partners LP	131,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	3,503	0	736	736	0
	Receive	DCP Midstream LP	97,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,199	0	606	606	0
	Receive	Enable Midstream Partners LP	162,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	1,127	0	237	237	0
	Receive	Energy Transfer LP	799,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	6,488	0	1,385	1,385	0
	Receive	Enterprise Products Partners LP	398,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	8,796	0	141	141	0
	Receive	MPLX LP	399,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	9,843	0	2,026	2,026	0
	Receive	NuStar Energy LP	130,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,431	0	(290)	0	(290)
	Receive	Plains All American Pipeline LP	274,000	0.635% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2022	2,455	0	421	421	0
	Receive	Western Gas Partners LP	117,425	0.635% (1-Month U.S. Treasury Bill rate plus a specified spread)	Maturity	03/24/2022	2,091	0	436	436	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

JPM	Receive	Agree Realty Corp.	20,600	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,514	0	(133)	0	(133)
	Receive	American Campus Communities, Inc.	20,500	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,002	0	0	0	0
	Receive	CoreSite Realty Corp.	9,300	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,268	0	43	43	0
	Receive	Gaming and Leisure Properties, Inc.	25,900	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,257	0	(23)	0	(23)
	Receive	Healthcare Realty Trust, Inc.	31,900	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,027	0	(68)	0	(68)
	Receive	Healthcare Trust of America, Inc.	35,100	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,026	0	26	26	0
	Receive	MGM Growth Properties LLC	33,600	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	1,262	0	59	59	0
	Receive	Physicians Realty Trust	39,800	0.283% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/09/2022	770	0	(60)	0	(60)

								$0	$12,475	$18,777	$(6,302)

Total Swap Agreements								$(385)	$20,309	$27,025	$(7,101)

(o)

Securities with an aggregate market value of $5,196 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2021.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 09/30/2021

Investments in Securities, at Value
Loan Participations and Assignments						$0	$0	$20,778		$20,778
Corporate Bonds & Notes
Banking & Finance						0	2,003	0		2,003
Industrials						0	48,122	0		48,122
Utilities						0	40,920	0		40,920
U.S. Treasury Obligations						0	130,959	0		130,959
Common Stocks
Energy						245,508	0	30,134		275,642
Utilities						8,751	0	0		8,751
Master Limited Partnerships
Energy						123,346	0	0		123,346
Preferred Securities
Industrials						0	0	31,865		31,865
Real Estate Investment Trusts
Real Estate						14,027	0	0		14,027
Short-Term Instruments
Repurchase Agreements						0	15,085	0		15,085
U.S. Treasury Bills						0	44,649	0		44,649
U.S. Treasury Cash Management Bills						0	23,898	0		23,898

Total Investments						$391,632	$305,636	$82,777		$780,045

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared						2,064	0	0		2,064
Over the counter						0	28,354	0		28,354

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	September 30, 2021 (Unaudited)

$2,064	$28,354	$0	$30,418
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,669)	(112)	0	(2,781)
Over the counter	0	(7,717)	0	(7,717)

$(2,669)	$(7,829)	$0	$(10,498)

Total Financial Derivative Instruments	$(605)	$20,525	$0	$19,920

Totals	$391,027	$326,161	$82,777	$799,965

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2021:
Category and Subcategory	Beginning Balance at 06/30/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2021 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$15,437	$6,669	$(1,374)	$16	$10	$22	$0	$0	$20,778	$7
Common Stocks
Energy	26,701	0	0	0	0	3,433	0	0	30,134	3,433
Preferred Securities
Industrials	22,597	0	0	0	0	9,268	0	0	31,865	9,267

Totals	$64,735	$6,669	$(1,374)	$16	$10	$12,721	$0	$0	$82,777	$12,707

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2021	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments	$5,425	Other Valuation Techniques(2)	—	—	—
4,100	Proxy Pricing	Base Price	%	99.000 - 99.250	99.009
9,448	Reference Instrument	Yield	10.389	—
1,805	Third Party Vendor	Broker Quote	100.250	—
Common Stocks
Energy	22,994	Comparable Companies/Discounted Cash Flow	EBITDA Multiple/Discount Rate	x/%	10.290 /12.400	—
7,140	Reference Instrument	Probability of Success	%	100.000	—
Preferred Securities
Industrials	31,865	Common Stock Equivalent	Equity Value Variance	323.000	—

Total	$82,777

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund IX, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund) organized under the laws of the Cayman Islands, acts as investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Subsidiary was formed on December 14, 2018. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiary comprising the entire issued share capital of the Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 3.5% of the Fund’s consolidated net assets.

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities, attributable to the Fund by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not

Notes to Financial Statements (Cont.)

open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

Common stock equivalent valuation estimates fair value by applying an equity adjustment based on observable comparable companies' equity value variances. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services LLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	RBC	Royal Bank of Canada
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris
CIB	Canadian Imperial Bank of Commerce	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
DKK	Danish Krone	GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
AMNAX	Alerian Midstream Energy Total Return Index	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	SOFRRATE	Secured Overnight Financing Rate
AMZX	Alerian MLP Total Return Index	LIBOR03M	3 Month USD-LIBOR	TTFNBP	Title Transfer Facility National Balancing Point
EURMARGIN	European Refined Margin

Other Abbreviations:
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced